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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 3, 2005
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                        0-15291                36-3312434
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
       incorporation)                                        Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 - OTHER EVENTS

         As previously disclosed, on May 20, 2005, PMC Commercial Trust and certain of its subsidiaries ("PMC") filed a lawsuit against us and our subsidiary in the District Court of Collin County, Texas, 296th Judicial District (the "Court"), Cause No. 296-1673-05 seeking a temporary restraining order be entered against us and our subsidiary and seeking payment of past due rent for the 18 hotels leased by our subsidiary from PMC and current payment of real estate taxes for 12 of the 18 hotels leased from PMC. The temporary restraining order was granted ex parte on May 20, 2005. On June 3, 2005, the Court entered a temporary injunction. The injunction, among other things, restrains us from using income from the 18 leased hotels without PMC's prior approval except for the payment of normal operating expenses associated with the 18 leased hotels.

         Additionally, on June 3, 2005, we relinquished possession to PMC of a leased hotel located in McKinney, Texas and on June 6, 2005, we relinquished possession to PMC of a leased hotel located in Storm Lake, Iowa.

         We have been involved in discussions with PMC in an effort to settle the litigation but, to date, no agreement has been reached. We believe that our recent proposals to PMC provide reasonable terms for a settlement and better than PMC would do under other possible scenarios including reorganization. We intend to continue meaningful discussions with PMC, provided that PMC remains willing to continue negotiations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 8, 2005


                                     Arlington Hospitality, Inc.
                                     (Registrant)

                                     By: /s/ Stephen K. Miller
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                                             Stephen K. Miller
                                             Interim Chief Executive Officer

                                     By: /s/ James B. Dale
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                                             James B. Dale
                                             Senior Vice President and
                                             Chief Financial Officer